Exhibit 10.29

 Samson Partners l'h.(347) 442-7999 (718) 3114-1163 Cuntr11ct ID# 473162 Sales l1artncr:Steve Markuwit:r.. Jr. Samson Partners REVENUE BASED FACTORING (RBF/ACHl AGREEMENT Agreement dated Apl'ii.!Q 2015 between Samson l)art•ners ("FUNI>ER") and the merchant listed below ("ihe Me:rchanf'). (Month) (Day) (Year) MEUCUANT lNl<'OitMA1'10N Merchan11 Legal Nmnc: SpeedEmissions lnc./ SreedEmissicms Car Carc.lJ.C I SoeedEmissions Acquisition Company LI..C D/8/A:Speedemissions (ACH) n..Fl t/2 Stnte of Incorporation/ Organization: GA Twc of ntity: ( ) Corporation ( ) t.imitcd Liability Company ( ) I.imitcd Pm•tncrship ( ) Limited Liability Pat1nership ( ) Sole Proprietor Physical Address: 1015 Tyrone Road Sllite 220 City:Tyrone Stale: GA Zip: 30290 Mailing Address: Date business started tmm/yy): 01/0 I City: FederaliDff 33-0961488 1'11RCHASF. ANJ) SA I.E OFFI!TllRE RECElV-\ID.£8 Slate: Zip: Mer-chant hereby sells, assigns and tmnsfcn to J<under, as lhc lead J>Urclmser for itself and cn in\lcSlon;[making Fumier un bclmlf nf itserr and all co invcslors (collectively thc Funtl!n), thc absolute mvncrl in consideration of th.:: fundprnvided r•p,,rclmse Price") specified bcluw, all of Merchant'linure receipts, accounts. cuntmct ritllllS and other obligations arising from or relating to the payment of monies lfom MerulmnC:; customers' :md/or mhcr third ]lllrty lltt}'or.(coltcc!iwly the "Hccei!Jts" dclincd n.nit payments mndc by cash.chl'<lk. electronic mmsfcr or otlJCr tbrm of mom:tnry payment ln the m'dinary course of thmerchant's lmsillcss). until SI!Ch time as the ''Rcq•jms l'urclmscd Alnotml'' hns been delivered by McrclmnL to FUNDER, Thc ReccijltS Purclli!SL'ti Arnnun\ simi! be paid to FUNI)ER b• the Merchant irrcvocnhly mnlmrizing 9ll!x..mls dc[l{lsiting m:coum accep!Rblc to FUNDER (the "Account") to mmit the perccnlugc specified below (the ''.Snecificd Percs:ohwc") oftltc Mcrdumt':;l{cccipts. uniil such li1nc ns FUNDER n::cci\•cs payment in full ufthc Receipts Purchased Amount. In consider.llinn oJ' servicing the accuunt, !he Merchant hcn hy authorizes FUNDER to ACH DdJit the "Specilicd Daily Amount" fmm the merchant':; bank account11S the bm;e pny1nent credited ag ins\ the Specified Percentage due. It is tlu: Mcrclmnts responsibility w provide bank stalcmcnts for nny nnd all bank w::counts held by the Mcrclmn! to Tl!concilc the daily payments madaW!inst the SpeciJicd Percentage pe1miuinll FUNDEH lo debit or credit !he dilferencc to the mercharn so thnt Jlll}'lliCnt equals th Spccflied Percentage, Fnilure to provide .nil of their baok statements in n timl!ly manncl' or missing 11 moll!it slutll forteit u.ll light5 to 1\nurc recnncilii'ltiom. !'UNDER mny, upon lvlcrclmnt's request, adju. tthe amount of any payment due under this Ag!'Cemenl ttl FUNDER's sole discretion 11nd as it deems appropriate in servicing 1l1is Agreement. Merchant 1111de1 ands lhat il is responsible for ensuring thnt limds adequ lc to cover mnoun1 to be debited hy FUNDER remnins in !he ncc..•tmnt. Merchant will be held responsible for any ICes incurred by FUNDER resulting from o r<:.lected ACH nttemrn or nn e''CII\ of delimit. (See Appendix A) FlJNDER is nnt re l)(lnsible for any overdrafts or rejected transucliom; in the Merchnntsnccount which moy result from FUNOER' scheduled ACn debit under the terms ()ft'nisngrecrn nt. Nol\\ thslandins.anytlJing lo I he contrary in this Atl1"CCII1CIIt urany mh r agreement between FUNDER and Merchant. 11pon lhe violation ofnny JlfO\'isiun cnmainL:d in Section !.II nfthc MERCBANI" AGREEMENT TERMS AND CONDITIONS tlr lhe occurrence uf nn E\'t!nt of Dell1ult untlcr ct:tion 3 of the MERCI I ANT AGREEMENT n::RMS AND CONDITIONS, the Spccified Pe!'Celllllge shall equal 1110%. A list (!!'nil ICes llJlplicnblc underlhis lll!1"Cement is containt<:l in Appendix A. Purch11s!'rice:.$'75.000.{)0 Sptocified l'tm:entnge: .!!% SJiet iiie l)aily Amuunt: ill1J!!!. Receipts l'nrchRsed Amount:S!04.J75.UO THE TERMS, DEFlNITlONS, CONDITIONS AND INFORMATION SET FORTH ON PAGE 2,THE "MEUCIIANT SlWliiUT\' AGRFJ MI::NT'' AND "ADI\fiNIS'fRATTVE l'ORM HEUEOF ARE HER :BY 1NCORJ>ORATF.D JN ANn M. E A l'ART OF THIS M'ERCHAET GREEMr:NT. FOB]"Hf:Ml RCHANT!#Il • /} /7 . .. ""' /J f MJ5 (l'riniNnme;mdTitlc) >{lc;._frey (Si lLure) /_ > BvRichanll'nrlontieri Sign Het•e • {l'rint Name and. Title) ===== FORTH!-' MERCHANT (#2) r Yf'es.ffEo flWfiffift;/Gllo\RANTOI-t #I By Richard l'Hrlontil;l'i {Print Ntlmc) OWNER/GtJARAN'I'OU #2 By (Signaiure) ignHcre ignHere (l'rint Name) (Sigm lt!TC) By it'ump:my-Oflitl}r)• Salc.sAs:mcinteN;\!llC:c::====::::;Siij[iiiDiffii;;"======== ------------- -- lgnmUrc) To the cx(enl set IOrth he ein, c;teh of the pmties iobligutcd llplm his, her or its execution of the Agr L:m ntto nlltcmls of the AgrccmL:nt. including the Additional Terms set forth below. r cb ornbnv sig1ted Merchanland Owm!:r(.s) fl!llrcsents that he or sl1e i511lllhotizcd to sign this A.grecment !Or Merchant. legally binding said Mcn.•hanlto repRy this obligation :md that the informntion provided hc1dn und in all ofFUNDER documents, Corms and recorded intcNiews is li"UC, uccuratc and cumpktc mall reS{JCCts. lft ny ueh mthrmminn ifalse or miSellding,, Merdr.mt lihall be dcemOO in nmterilll breach of nil agrcentcntr. between Mt'.rdmnt and 11 \JNf)ER tt.'f"!d 1:UNDP.R slm!l be cntillcd to tt!l remcnic:w< .ilnblc under lnw. Mcrchnnlund eRch of tlu: ubow-signetl Owners uuthurii',es FUNDER. it.ny nts and representativeand any credit rupt)rling ngency cngngetl by FIJNDER. to li) Invcstit atc any references given ornoy othcrsl!ucmcnts (l!'d:t\11 ub!aincd from or nham Mcrdmnt or any ul"its Owncn; fur the purpose of this Agreement, and lii) llbluin ereditl"l'porl nt uny time 110Wilf !Or so long aMere hunt andfor Own rs{s) continue \U lmvc. any tlbligntion owed to Fl INDER, ANY !\1JSREI"RESENTA'110N MADE HY MlmCIIANTOn OWNER IN CONNECTION WITH THIS AGREI•:I\-mN'I' MAY CONSTITUTE A SF.l'ARATE CAUSE O:F ACTJ()N FOil. VRA\ID OR INTENTIONAL FRAllUlJI.ENT INJ)l.ICEI\1 ENT '1'0 OUTAlN FINANCING, 02•02•15 Colonial Funding Network as Servicing Agent I. T lt ts 01' ENROLt..M NT IN I'R.O!lltA l MEitCI!ANT AGREI-:MEN1'TERMS AND CONDITIONS AniclullliK:t'OOf. ruololiol rcspp;:l whco Olodc: (c) Ml»thont illo!l Allinll i11 wri1ing i!5 i1111bilil)' to 1.1 Mrrrh•qt Dcnn>'i1 A1.rrtr!l!'Q1 Mc..,loonL •holl I'I:UL 11 IIJITCC\ oi\t l'mtoc:\ion. nc C!lli"' Puttl•"'• AII1CI!onl hpilnl)!' bll$ dlmclmino,morlllilolrlt<ll>mly nrok;;cfunAdnJbitlnc onl 01;1igR1 CJ\\ ior the bc11t:li1 of crcdi\ot$; or- (thc"Mcroh nl D poo;il AI!I'UI.Uont") ocoop1u1Jl10 JlDF, w!ih o Ban occcploblc1o FBF, to llbtoio1 cloelronic f110d tranlfer tm1cos. Morchonl tlloll pmyjdo fBI' ••dinr ili..4uilinrir.od oacnl 11ith oil of tho illflll"'nlllicn, oulhori>.oliono ond PIIIWDI"III """ nwy for '"ri •ina Moro;;hnnl' i••obl .., receipts ond d'!'I>Oit; into lho A=nn].Moro;;l•utl holloulllorlr.c l'DI' OJidl(or it's lll:l<lnliO doduct 11101111\0Unll 011'l!<l lo BF for the ll ocipts Df pcc:ificd locn:in from ••lllcmonton onnl$ 1\'hidi would othon111c do to Mcrd1m1 from ciC :I•ohic checltllnncliolll 1111d to po)' ucllallluunu Ia l1BF by 11crmi11ing f'nl."1wii11drnw l11o 1pociliild porcclllJ S.•s b• ACH dobilinu or the oocoont, Tioo nuthari1.nllon$lillll \loirr roc•bloui routlloD Wril!OOCOIIICIIIOf]:l\1', 1,2 Term qf Mrrrmrnr ThU, A ll:CJ\1 111 slonlllo \'<1 Q 1 1111 of ono )"CIT, U OII Hl UJ!irllliC>ll Of lite ietlll, this II£T""RIDI\I 1\onll DUIO!IIDiicn\l\' forme«:llh"C OIIC•)'eRf IDJI\11, IOI'ido.d, how •or. lhol durin£ •= rcncw•o\ tcnn(l) Mcrdlflltltllay 1 1minuto !\lis AI)T :CIMI\1 upo11 nine\)' d•••s' prior wril!tti noti«>(cll'ccti\<: UJ>DII rcceipl) to FEIF, The ltl11Uinltion a{ll1ii ll&rocnuml 1h1ll :nol Affe<:l Mwci•Dnl'1 11•011.Cibili1y 10 rntis(•• nll oolllMdin& obliullliolli \o fBF at tho tlmo or lenninftlion, 1.3 Fytycr pur<• mr< FJ3Fro;on-o; tl• risllt to ""'ciml ll1o olTctH> Ina Qll}' pllll'b!ISOFII}'mcnts creundct, iu ils lolcdil:c:!lllion, 1.4 Flilundnl O!•<JI!Inn M rtlaul and Guarlnlolis) 11Ulburl7.c FDF aod ill 1ge.anto la!'eJ;Ii tc lb.clrliniUid llll&IIDoriblll!)' ud hlllury, Kod will IITOiidc tuFliJl.no)' hokur lioaofiKISlll ln n ;,II'CI I'II$, \t,1 81 FlU' d.c1ns nt«'Blll')' Jllinr ln nrHny time fiflucntlno of tbls Allrt'!Cll!nl. A phii!OtPJU'IIf !loll MUlburiuu!un \\illl!c deemed a• JIHI!IItublc for rdllll.llc (>ffin nctal infttrmntln. FliJII,IIulhorllOO 1u UJiiiHtuuob lnfurtnn11u" H1!d lln nti IJirUfilfrom time tc l)m "l !t dl!ell!lll]lilfUIIrlnt . 1,5 'D'I'DMtliunn! H!<lt"3' Mcrchonl nu\hlll'i1.CI !b ir l111nk lo pro1•ldFll'f with Mcall!llll'< bnnl:i•IJ: or proee11hq: llilllll)' to dt! nuin• qu.olifil:31icn or ocntinuoti011 in ll1iprogr4m. l,fo lndo•mnjfirnli!!n, MC!clla\11 and 0L1 1110ior{l) jllil\11)' 011d E"'-'Crllll)' !domoif}' ond hold !Jarlnh:u Pr uor, il• offit:Oro, dirodonr 111111 sllnl1lhnldn n ninsl nll lona., dnn!PJlO$, c11in11, linbilltitl and e>,pcm{imludint: •=onublc n!!omc;•'• f=) inoun"'l b)' Procom.1 • •ulti q; from (a) clnimh1l' nI'sB:Ic'rftcodr !!Wniol owl'llto FBF from Mcrchlllll and (b) tnl»n by Procenarln n:lillllt ;Upou bUO!lllllioJ\01' i clnoetiOIIi J>tlll'idcd by Fa F. 1.7 In Ill> e\'CIIl \\'ill FBI' bllliablc for In)' dlliUI$ 11$mtcd b)' Mcn:hlllll Ul!do:r any lC):al rlocot')' for loll prof>lo, losl ro••cii!ICI, loll businers opportunilio., cxomp1at')•, pu ilit•o, ipocitl, incidonlol, indirect or onscquollllnlcll:unas!)l, coo], of wliid1 i1 woilby Mcwhant anGU1l1111\\oi(J). 1.8 Rrli•nrc nn Trrm• Soi::lion 1.1, 1.7, I.S Ciid2.ofthb Ai lnU D n:cd 10 for Ibonclit or Me:rchOJ!I, fBF mod froooroor, ond 1\lll"'ilhJI!Uidin!l the f1101 thot Pnweosoris 11M o plll1)' oft)lis A<;n m onl, Proct 50!ma)"rob' 11pon their lol1115 ond 11Im lloCII\11!a defense iol oily action. 1.!1 S••r nf Bf£1'1"1! Mw::hnn1 ud FBf agr<:t lluttiho Pn!d.l!lc !'rice un cr doi• AftroeruCIII is iu c..::lo""l!c for Lhc Pun:l!nood AlriDI!III Md lila!su l! Pun:llliiO l'ril!l: is !11>1 ii\\Cndcd to bo, 1101 ollllll it l>c CCJIIiln100 u 1 loan fm1n FBlo Mcn:ltru\1. MC!'clrlllll llgrtc.lhol !110 Pun:IIIIU l'ric-c is j c•cloongc f...- LlocRccoip1S punuan11o rhlo Ag I"DIIl cqu.lo dfoir 1norl.t:t ••oluor •uch Jlee<>iJ I. FaF loa• pmch..od Md sboll own al( lho !Wc i IJ dcocn'hal in lhi, A ,:ro :manl up lo 111full l'11rchn1od A1uounl II$ IIW RO«:itHl llnl C! Mud, h)•mo. !lo 1110dc to FBF impcCI IP tho ru!l om DUll\ o(\111' Jlcc:<:j ts thllll bo conditioned P!WI M"''clianl'l &nlof pmdo l!; nd iCf'l'ic& Wld lhn p!I)TIL flllhmforc b)• Mmllnnt's CU"Dmtl'liin !he nl I\C!'I'fO\ dal in Scclinn 1,1, In no C\'tnl •h.oll1hu II&BI IIle ofnll nmounlo bdoel1lcd Ill" imCfOI\ hnraon.dcr Wld d111Tgodor oollcctild 1Joreu<Hio.. c•d ll<ohi!lbesl nl p :null;dbl111nw. ln111o l'<nl thnt n colllt dclomoinll.l tl1ol l-'111' hu hllfl!ed or rcc:oh•cd interc•Llocrcon!lorilt CII:CC$1' or 1l1c 11i lli':fil op lic•Dl• n\1:, lc ntc in clfeet 11ol'ul\d!ll'"il•nllllii10madcnll)' be rcduto the mllliimllm rnlc pCflllillod by opplicoblc Ill1111d FBF ,.J,all prom tlr fund \o Mcrcholl\ ""Y intcrcll '=i•'Cd by FIH inc ccn ofl11<: 1U »imun1 lc,\\'(Jll role, it boill!l inl1111rk:d ll101 Mm:h0111 not p )' or conllllcl lo pn)', Ill!<! thnl FBF 1101 r=h"' or ontroct to rcccil•c, dit"C"'l)' ur indii))Cii)' in Dl\}' miiiUICI "'11l11$(1t:t'cr, int•rc•t in :).'CJl.ES or thai wl1icb mn)' bopoid br M l1lhnnt undr llJ!pli obllow. to PBF from M111 hnl l'roloctirm6. II.DF•1••l•lnueced 1n rotee1 nncnfon:lliU ri l• !llld !Mtlllllcl by lawl il. In an)• J11d1 ln"111i1, In \\'hklo ?ElF sh tl ft<O\'ar judsmout n,aiRII Mctei!O!tl, Mmlilllll shell be !iQblfor !Ill cf FBF'S COlli of IPII'IIUil, incluclill bntiiOlli•uiiCII \G nllt"Cnlo•ublc lllJomll')' 'fecJ 1111d cou!l o1l1. l'ml lion 1, Mcrcltnnl donll,pon nKeeulion cfthlAa mcnl, dnlh•er 10 FIW OJ! cr ...:uted r len•or M rrlount'• in fn1•or cf Fl\f, Up011 bronct. or AI"' prml ion In t11ii ]llrl!lr ph 1.12, FBF 1\IPY o crcioo il1 riBhls u1\di:r suel• n••is•un11111 ofl 111:n l'roJc.:Jinn t, FBF UIWdcbi• MQr,lnun•• d pusi\Ol)' allCOUIIIi \\' I"C',•crsituQicd by mcn111 of ACil dcbi1 or focllmilotisool&orc on n t:Oinpulcr•llfiiCT41od cl•ock drAI\'11 oMel'hftn!'ibllllk•!IC!>Illl!or othcrwi•:. 1.11 I'J:tll£flin• nf lnfurJDaiiPn Mcll)hmn( and c eh ]lfflllll SiJnill!l this Al!rccm nl on bciJOif or M tcl11n1 tllot nr 01\'acr, ill t pcc! of hin Jr or b('ls lf pon011a\ly, u1horl1.cs FBF to dl<elo1o infonu don c neGnlins M n:hlllll'l und cuch Owner'• credit m.ndimu Cinullldint lll'l:llil hiiiCA\1 r :p tli1hnl FBf lll olru) nnd hu1inv11 -condncl 0111}' 11> QBCIII!, nfii!i toc, nbll ion!>i, and cr<Kiil repo!lin& bl!!enut, Mcrclonnl nnd coch 01111or hon'b1• ll'lll't:l 1th ma1,1'mun1 CX!CI\1 potnl!)ld b)• lrl\\'111)' ellotm lbr du10g01 nsninl FBF PI on)' of ils nffilinw' ..,; 1illlltD PI!)' (i) iiii'CitiA lion undomkou by or <111 bohnlf ofFBf 11 JICnnitt:d bJ•tllis Asrocmetn or (li) dileloiUI'll o(;n(ormoliOO PI ponni\lll'f b)•!bii A!ltocii!Pnl UJ Cnn!itlr•JI•!H)'. Mm:b0111 under•tnpdr and •SIIII!I \bnl till' 1011111 and: ndilion• of rl1C prodncu attd swl'icn oiTCfOd by fBI', in ludins 1111• Asown1 nPl!d PI\Y o1l1r FRF dceumoniJiionr (colltcLil'l:ly, ""Conf\dontlnl bJ[olliiPlion") Ale propril:larr IUI i'nnfidenlilll info1111111ionof FBI'. Accordin&b'un1oll di1clo1uro i1 roqoltef! b)' law or court order, :Morc nn1 shnllt10L d!sclorcConlidcnlinl lnfonliDI!OII of 1'Bf 10 nnr p"ffon oll1cr '"" 011 ollomor, nccoulllnnl, flnnncinl nchi,or or cmplo 'C!! or Mercl111l1l who 11ood• to know IUiih illfPmiQiiPn for lho pUmMu e>f 111h•i1i11S Merd!onl l Adlim"J, J!lOYitlod tlltll "'dvitor um tuh ill(onnnlioo 111l ly rot t!oo PII!J!OIor dl•isiuy Morclotul a!)dfml JSIO:S iWrllil\lliO ...bOUIId b • th torm1 o(thil Soction 1.!). 1.14 l!tl!IWn:. Mcrclonnl Alldo eb 01111eT onl•aulkori1:111 FBF lo U.IC ill, l1i1 o.r her 1\Dil\in a lillii!Jl ofelk:111111nd i" •d•11t1iti11J1 n11d IIIW 1:!1'11g mo\criolt wllb lhoir I;Jlttit \\Tilton COlli'OI\1, l.U llSing doinlr\u:illc» 01" Or ''dlbfa'' ILI!I:iiS iCOIUICC!ion 11i1h I'AI'iOU> :ll!oUCro rclotiolo llw \f411•Dclion 'nolll'CCll FBF 011d Mcn:hnnl, iltcludinH ll1o lilinJl cfUCC•lfinMcin& •l•lomonlt and othor nolit:er or lll!I!Jll. II, REPR ;SENTA'fiONS, WARRAN1'1ES ANI> COVI::NAI'ITS Mcrcluml cny p!OI:ccdillJ!llonll bi1111IMC'd by or ogninll Mcrcho"l 1eoking 10 ndjudioololi o billllinopt or lhloh•oul, OliCo\ailjlrco!JIAIIil.olic:lll, .nmugcn1cn1, mljnsuoonl, or eomposilion of il or ill d.:blo; {d)<DIKiin& cr noliee or tcrminalioll by OtllflU\lor; (o) Mcrchnnl 1hnt! \TIIlllpCI\, n1o o. illleTl\1)11, IIISjl<;ld. diiSOI1•e cr ll!lminll1o it• bu•ln=: {I) Mm:holll sloau \ranlflll !lT ••II•U orsubll&lttin11)'4ll.of itt Ji$$DJI: (h) Mm:h nt sh lln1or sencl no1lce or 1111)' i1Ucmled ulahlor lran$1'1 b)' Moro;;hanl; (i) Mo thWll slou uoc nmlllpl" d p itorr PCCOIIIII$ willio•l th)lriror 11Tillon ecnsco\ cf fBI'; (j) M ll'lumt shall Cllllll'Q ilt dep ihllg ccounl ll'llhout d1e priorwrillt consent ofFBF; (1:) Mer ltUI\1 ol1 ll pcri'OTlll Oil)' oct tl1nl n:dmo• tho 1•aluo of an)• C:oliD\uro! nmlod undor 1i1 Asreclllllllt; or (1) Mcn:honl shnll defouh under ny or the lenus.co cn..L• lllldc:ondiliotll of M}'Olhor Jn:.emClll \\i\h fBII. l.:l 1kDwlll:io In cuc on)• 'EI'IInl of D1fnult OCCUtG !llld illiDI woi1'C!d JIU!'IWII\llo S('Clicn 4.4.1 bc!1lof, Fll'F 1110)' pro ccd to pro!COl ud onfon:o its rislll• or rcnoalics b,•Sllllln O Uit)'OI b• t.:tioOl low, or bo o, whether for 1110 ipod!ic pcri'omJanco of 4n)'Cm'1lnom, A£:R:Cn1Ml or oilier prul'irion tontoillod herein,cr lo Cflforce the dischnr&C of Mclclo!llll'l obli8niic11s crcund1 (rnchodillll rhe.l'ctwno!C'.U!IBlltooJ nr 1111)' a111J:r legol 01 cq itcblo fiG Ill or romPfl>', All ritlhls, pG\\1:" Md rcmcdil>l of FBF 111 c!>nno•• on witlo tl1i• Ag""'mont m•• be u;;crci•oolI lin)' tiiiiC b)' PRF ofLer the oecurtcnca or 011 li\'0!11 or Dofuul\, ar uloli\'OIInd not u;;ch!Si\•c, ond l'111ll be in,dditinnlomoyolhor rigid, powcn: orrenoodiepm1 ded by low or cq1111 •. 3,3 .{;Qw, Mcrchn111 $liP II 1111)'10 I'DI' 111 fi!OIIIIIOblc eom 115SOCiatllil willl {o) o brc cll b)' Mtrohrull of lloc COI'Cnmtr in tlsir A CIUDI\1 and the cn(o1ocmonttl•ctcof, OJ!d (b) lloe cnfon:cmcnt or FBF'S =roadiesci rortb in Soclillll 4.2.\>01't, illclud)ng bul OOIIintild !o COUll Oilf and PIIC!IIICr&' 'H'"l!J•m!lo;d N'lJ!Orulhl"l Mercbun! l' tclluin:d 1u th'l: Jllll' wrlmm nnti<l' 11ithln 24 uuro11f•ny Iiileu UndUT!!le 11 Mille Uohed Sl let Cudc. Mc h nl ls rcquird \u j!li'C FllF '""'n dl)'t' ll'rilltn IIIIL1ce 11ri11r II> Illclu•lng of M11)' nlc of u\1 ur tlltlln.,llullr llll or !he Murcbum'; lUllI or 5lO fL 1\', MISCEI,t..ANF.01JS 4,1 MujiiO>utllln!' tlrtl\ntwnh No o ndili :lllio11\IUC!Irllllcnt, \1'1\i\'1.'1 or conoont of ll}' piorioion of lhio A&!QC!lltlll m u be ffoc1h., unlcu ll1c ""'"shall bo in wrilln011d £ig11od b)•llDf. .2 FBI' ma)' n.siw1, ttllntfcr or 1ell it>: ri hl• to rceeii'C 1!oe utchll.ocd Am11<1m Of dolORBlo it1 du1ic1 ha'cundc:r, citha in wltolo or in ji:IT 4,3 l':!.ullul. All noli.:<::r, roquCIIs, CDJ\scol, dcn1011!1< and other cornmunicntioos hC!'wn cr sl\1111 be dcli1• r<>d bccrlirJOO n1oil, rCIIIRl reccipl Wl)!!losl d, 10 1\oo n:op,..!i\'C pnniCf to tlli1 A&rcctnc:lll" \hoaddrc;•CF ICI forth in thi1 AgrccJllol\1 111od 4hol1 bccon1cffocd•-o onlr11pcn rceoipt. 4.4 WHjyrr Rrnmllr:;. No r llun:Qn d10pnrt offl>F 10 r.>:trcise, 1111d no dclD}•in co;crciring. wrigl11 under lhi< AJ:,rWntOJI\ •hollopcrolc 111 o wni\'et tbcreof, nor shall #n •linglo or poriinl """"'ilc of All)' righ\ rmdor thir AtrCC'0\ 11 vrocludc Ill!)' Olher or fllflliOI' c crcioo tbcn:W orc c.>:Cfciso of Pill' otl!w rijlht. Tl)c remcdipro,•idlo!llcundcr ore cumulnlil'r;> 1111cl not clush•c of any rtmc<lles pro1•idtd b)•lc.wor CQUII)'• .$Pjndi•l' Effrr]•-Gn}'rtnlnp l ""' ''c•utllnd luri•d]r!illl This A rocru n!Unll be b1'nding upQl\ and inu!TI to dlc bel)cfit of Molclllll\1, FBF QId lltoirt!:li'I'Cih'C s =non a11d nni£11r, oKc pl tllll\ Mercloont shall no\ b&\'C lkrighlto usign ill ri hl• hcro.mdor or any iMcn:.Jllcroih witholll tb prior ll'tiltoneomlcnl of F.BF whiclt caniCDI mar bo wirbhcld ;,, FBF'S lilllo di..,rcti<>n. BF fCSC/\'1)1 ihc riJlllli tc 115Siga Ibis Agrecm lll 11it!1 or 11i1l1o1 p.rior wrilln nolicc 10 Mcrel1 m. This As=mcnl •hall be ;.•<wcmod b)• •nd constTui:d in n=rdltotwido 1loc In"' or rbc Sl!>lo of Nco.•• \'o!k, willouul Jq;JU'd!. to nnr llJ!plicoblo prinoipalo ofo0110ict. or low. All)'>Qil, ctiou or IIIhOeDrccul1ld1idnc:ro, omrinIllile mrcrpr...lotion, plllfonuootoo or b!ch lrorcof, n. if 1'6F •o o. be itllliLu!C<! in on)' IIDUII $illii\JI in 'N"'-" 'lur, (the "Acc plololc Fo/UIIII''). Mm:bont 11gro01 thnt tl•o A«q lo lc Fo01m1!ll'O onvooiDI\IIo i1, nd sub[!!jl!; 10 I he jurillilclion ofrbc Ae<:cpl blc Fontn\1 mod \\'lin• Oil)' nnd nil objcc:lions tojuriodiction or \'Cf\UC. Sloould IUOII procce<liull be inili tcd ill U)' od1fomnt, Mcrchonl \\'llii'CSM\' rigl\110 OfiJIOSo ony 111o1ion or applieation modt bl' l'BF lo ll'nnsrcrsuQII ' proceeding ro "'' Acc.:1nnblc Famm, 1 l.\Cl pnurr nf t.uqrncy Mf:l'tllau\ ln n•o 1bly Jlpoinl• 'OF ns in AQCI1\ nnd 1;'•: :.c":•:c;::_;•:•:c.:.:"..::: :;::"":""'"'C' "'•:;;••;••'"' _•::•••-.:•:"• nl!Orncr•io•facl ll'ltk fnll n tl!orit)' tcc rul}' Ottion or -ulo !Ill}' in \rllmonL or documcut to ICI11t oll obligoliont<luo 10 FBF f1on1 P•o=nor, or in tlUl I:IIIC of n l'ialltion b)' Mm:h!lllt of Se<:lion 1.12 or tilt oe.:umnof nn Et..,nt c?uc \ : ,11.:\ !:(i !•: i ,:c!; t'i: :; ri)t :cct moni<:o duo orlo btoomo due uJidcr or !11 mpl of •nl' of !he Collol ol; (iii) 10 ..,..;,..,, c1ulonc ond call eel on •chcch, liD!, drafil, instrumoo1•, du un•cnls or c11nll O)Icr in Clllll\Otlion \lith dou•c (i) or clll!llc (ii) nho1•c; (il•) \0 in 1\lorc]WIIL'l llWI\c !Ill Ill' iiii'OicD, bill <:lf Joding, Of PSiiJ:IIDICIII dir linn cu"aJ!Ic'fl or Account dcblon ID nmko p 1 cnt dirocll,\'10 I'J>F: o11d (1')\0 mo lii)'Cloillll ortW:con)'IK:lirnl or imd\UIC TIY •occo.dln& ldliQh FBF "'"Y d :em n l'lllW)' for lho collection of ony of tho uupoid Puro!oOJca An1oun1 froo• 1l1o Coli \Cflll, .or ollnl!Wioc lo cnf<>lllc ]li riHhl• wilh "'I poe!to poyrncnl otllocPull;hnrcd Anlo:ml, l,ll fmJrrllpny AMinE! Dtfllu!t •noe followill£ rro\CC!ionl 111!rougb 7 l!IO)'bO h!\'Okod b)' l'llf, immorliolojy nd with011l notie to Merchont iu rile C\'Cfll: (nl Mcrchonl t k' nn}' oclfon to llt,o:ouragc tho me of elc;lf"''le eheckprQ cuing tho!arcocltlrd lhrnllglo i'roc!)llor, or j'll!moil• nny e<'Cnllo oc ur lh1!1 cc old liD\'0 nn odi'CIU offoo\ on !he usc, liCCCJII!IllCC, or Qul],ori7.olion of chocl:l; for tlocpurch..• nrMctc!olllll'& m,•i l' Mtltno u l• l1tcluding bu\ mn1imilc10 <lirecl d•Fosll nf JUW chl'C'I;I imo o JU\n=u111 wl!IIOI\1 iCRnllill& inloiho J'Bf electronic cloook procmnr, (b) M=h•nt hPRJlCS itl!lTIIngemontr wilh p,OC!)ISCr in 11111' 11'0)' !hal is nd1-mo lo FBI'; (c) Mcteluml chn!lllOf lllllclottrollic c11e<:• ---- j!JD •or_lh!!lnt:!t_ 1\' '0h _!!!!: J p!! IT! i .!L_ ft£1!\_ IICCUOt 10 ono 1or dec Ironic {lu>cllroc nor, or J••ililli1 OJI)' crcnllo o ur Utot wul tOllS il'cn:hln 11f nn)' l'f Mc!Chllllt'l eh\!OIIS ctlon> to 11101hcr proecr.; r; (d) Mlllchnnl inlcf111pts 1hc op rntlon of l11is bu•i• eu (oilier Ulllll odt•crlc 1\'Clllhor, no1u111 diroslC!'s or IK:\l of Gc) lranlfCil, li!Dt'CI, •clio, dilj\ll$CI, \lillllfcn or clllom•ilo COIII'CY£ !IS buoln<Js or SI<:\1 1\ilhont UJ tho Or;pfCII pliO I 1\'ril!cn COI\&0!11 of fllf. Md (1i) the writlcn IIJlfCCII\1:<11 o( an)']IUtdiftiCr or UDil5f rcc to lloc .usrumplion of .nll of Merchant'• o\1lit:11lio undorlhi• AJI!ti:IIIC!" UmoMIIO dul:l!IUCIIIDliDnJAiilfnelo'i' to f6F; or [0) Merelio:rol1okc<ony tliolo, fDil1 to tol:c MY n<:lioa, or oiTcrs m•yitocendi"O 4,sum)•ol nf Rrnre•r•IBJinn rl< All rcprcswuntious, wnrrontl:r nd OI'Cnllllls hemin sholl $UJ'\'ii'C \he execution and dclii'CI)' ofrhii A&n:Ciu:nl and shall coalinuin filii fo1CO nlil oll ohlittliOI\1 under this Agn:cn!OIII sl\1!11 \'P b te!I Mis cd in rull1111d lloll Agrccmlll\1111111 hi'OIQII!Iinllled. o::osoJ111•of lho]lroliliallrln dli1 Ayrcernont ifound to , i I or uncnforccoblc in 11ny "''P""I, the l1!1idit.-, leglllih• il . oUter JITD''ioion :ontoinod hon:fu •l1ol1 nOt in My ' coononlio or o\liCIWill>-lhc I'CO'UII Ofllioiel!!!'lll be ln iud1100 1!11)' CHiiOQICr or CU$1Dntl'IS 10 poy for Mc!cllllllt'l en•io\\i• on}' 1ncan' oLher lh011 h<>=ks thot m IC!dc<llhnwslo l'rnt:<l•scr. 11\l'JC pmtectiom me in Adriilion to "!"' mhor rcmo.dlcso\' loblcto FBF nliA\1'1 illc<jllii)'OI otllcrwi•c pu nnnllo lhi1. A&rcct lDIII. Prc! l!lll! I. noo filii UllOOIIcolllll Puo bosc lullOnll\ ph•• Dll fo:cs dc under lis Asowmonl and 10 woebcd Securil)' A IVomenl be.;oiUC doc lllld )'1\blc in ( Jilmnl dii!Cl • i'rot >Ction 2, FBF mor unfon:c the ro1•ision• or II"' Per\Mol Ounronrc or l'crronu ono;c tOii\U the Guorontor. l'rotoolionl. Merclnlnllooll, UJTOn oxccllllcq oft1oil Aycemeul.doli1•crlo l'!LF" c ocutal con feu/on of jo,dgmt\11foi'Cr nf I'BF in rl,om unl of lho l'mdnuo Aouounllloled in lheAgrccmcul. UFOII bruolt c(nny l''? isiPn in Jl;i• Pllf"llTIIJ>lt 1.11, FDF mn)'CJUor (hoi cunfunion f Jud!;on nl AI CJII £RICI\I \1'111! lheC!erk ofl!oCoUIIll!ld Q;O<:lllotbercoll. l'roiCCiiun(. I'!>Fmoyenforc:c i! C !IIil)' ilil rc:•t illllocCcll•itrnl ld n1ilicd in m onri$1'oul 'will• tlto inlcro,ls of F£1F. 2.12 »ui•f!! Ptrm•w£ Morcbotu ir o \'Dlid bu,inm in good 11011din£ undor the loll'S oflhc julialitli<'111' i11 wloiclo it i1 or& ni7cd 011dlor opwu1 1, nd Momhont h ntcrins into lhi1 Aeroomonl for Luoin!)ls puf]>D.f!)l ond 11111n1 COI\IIlmr [OI i'I'/SIIItO], fDI"ii)'Of loa loo]d pUJl!OIOI. 2.13 llrftmH lhu(rr Qthrr Cunll"'£1'. Mcrch ll\'5 Q 1'eU!iPll of 1111d/ or pcrfonmanoonnclcrrltir Asrccnocm 11i!l no I eMJocoro enle nnc1•cn!or clofaull b)• Mero:l1on\ under ony ct lllrod wi1l1 nnolbr JW!iOII or Clllit •. II f. EVENTS OP l>EfAIJI.T AND UF.M£.\Hllii ),] Fnp!< nf Qcfyn]J. Tho OCtntTOOCC of 1111)' of !he followi11g OI'Onlsbo\l cc•nslihJio •• "10..-ont of Detoult" l'"'""udC!': (•) Moro:hon!shun \•ioloto nny IC!'I11 or DI'Illlftlll inlli; At;re nt nl; (lo) 1\npcprCicniOiioo or "orrnnl)' h)• M,.,'boq] ill lhir Agrocnoonllhn!l f>l \'e \h4\'C b ¢11 in:of!c=l, (Aloe nr Ulitl io£ in uny SECUlU'f\' AGREEMENT AND GUAUANT\', SHALL IJAVETHEMEANING SET FORTH IN 1'JIEMERCHANT AGREEMENT, INCLUDING TilE TERMS AND CONDITIONS. MERCHAN'I'#I By Rich Pnrlon\ierl ---, <Sign Here ss# (Print N11me and Title) _ I>rh•crs License Number; U.if 46ft 9f.3 MERCHAN'I'#2 (Print Natne and Title) SS# --------- OWNER/GUARANTOR #2 By (Print Name) SS# Dri?;'•:(SiVgnature}uA {Sigmuure) Drjvers License Number:--------- (Signature) Drivers License Number; <Sign Here <Sign Here <Sign Here APPENDIX A: THE FEE STRUCTURE: a. ACH Program Fee Origination Fee b. NSF Fee (Standard)- $ 799 $5% $ 50.00ea ACH's are labor intensive and are not an automated process Up to FOUR TIMES ONLY before a default is declared c. Rejected ACH - Daily ACH Program Weekly ACH Program When the merchant directs the bank to Reject our Debit ACH Amount Funded Reiect Fee Up to $7,500.00 $ 25,00 $7,501.00-$50,000.00 $ 35.00 $50,001.00-$100,000.00 $ 50.00 $100,001.00-$250,000.00 $ 75.00 Over $250,000.00 $100.00 Amount Funded Reject Fee Up to $7,500.00 $ 75.00 $7,501.00-$50,000.00 $ 99.00 $50,001.00-$100,000.00 $175,00 $100,001.00-$250,000.00 $275.00 Over $250,000.00 $395.00 d. Bank Change Fee- $75.00 requiring us to adjust our system When Merchant requires a change of account to be Debited D e. Blocked Account- $2,500.00 places them in default (per contract) When Merchant BLOCKS account from our Debit ACH which f. Default Fee- $5,000.00 When Merchant changes bank account cutting us off from our collections Miscellaneous Service Fees. Merchant shall pay certain fees for services related to the origination and maintenance of accounts which may include but •not be limited to: Merchants funding is done electronically to their designated bank account and charged a fee of $35.00 for a Fed Wire or $15.00 for an ACH. TI1.e fee for underwriting and origination is paid from the funded amount in accordance with the schedule on this page. lfMercl1ant is utilizing a Bridge I Control Account, there is an upfi•o11t fee of$395.00 for the bank fees and administrative costs of maintaining such account for each cash advance agreemet)t with Merchant. Fund transfers from Bridge I Control Accounts to Merchant's operating bank account wi!J be charged $10.95 per month via ACH, This fee will continue if the bridge account remains open after the RTR is paid. Merchant will be charged $50.00 for each change of its operating bank account once active with FBF. Any administrative adjustments associated with changes to the Specified Percentage will incur a fee of $75.00 per occun-ence. (All fees are subject to change) Merchant Initials: --1,/;"'--'-;J - ACH Authorization Form Business Authorized to Debit/Credit Amount: Merchant Cash Advance One 347-442-7999 4459 Amboy Road Suite 3 Staten Island NY 10312- Account Holder Information: Rich Parlontieri Speedemlssion INC ?'?o-3tJ6 •">t6 7 A-ccount Holder Name Account Holder D.B.A. Name Account Holder Phone 1015 Tyrone Rd Bldg/I o Account Holder Address Tyrone GA 30290 City State Zip Account Holders' Bank Information: e!lase dftwtl? tl4= Account Holder's Bank Name Branch City State Q(p(OqJ..3R'7 - IS5tJ3:30!3cJ Bank Routing Numbers Bank Account Number Zip Transaction Information: UNDERWRITER FEE Goods Purchases/Services Rendered $999.00 April 1, 2015 Amount of Transaction offectlve Date Authorization: In exchange for products and/or services listed above the undersigned hereby authorizes Merchant Cash Advance One To electronically draft via the automated clearing house system the amounts indicated above from the account identified above. This authority will continue until withdrawn in writing by the -----.-u=ndersigned account1icllcler.lne unclersrgne-ai1ereb)7TeTtifi-e>--thanhey--a-re--duly--auth-oTire-d1:rr---- executethis form on behalf of the above listed account holder. I acknowledge that I am subject to a . .0r ee ..if iteireturned for insufficient funds. ;{us Fortress Merchant Solutions LLC 50 Jackson Ave, Suite 301 Syosset NY, 11791 Fortress Merchant Solutions INC Funding Agreement Speedem!ssions hereby a2rees to pay Fm'tress Merchant Solutions INC the service fee amount, listed below, upon funding ofthe'cash Advance/Loan Program, The service fee will be paid in the following form only: ACH to: Fmtress Me1•chant Solutions INC. Total Debited:$2,699.00 Print Name: Richard Parlontieri ACH Autho1ization .(we) Spaadamlss!ons, hereby authorize Fortress Merchant Solutions JNC, hereinafter called COMPANY to initiate a debit entry to-nlo/'(our) X Checking/ Savings accounts at the depository financial institution named below in the amount of $2,699.00, hereafter called DEPOSITORY, and to debit the same to such account. }{we) acknowledge that the origination of ACH transactions to•!lli"(our) account must comply with the provisions of the U.S. law." r:-;--;----::c=-- ----------,---------------,------------•-------- Number of Installments: 2 iDebit A'm-o'un't: $1,-349.50--=="'---- L-•-••---•-----+- ----------- ,_._, ,, ,_, , , , .., , , ,_, , , 1"""""""""--•-----------•--..------ De ository Name: Speede 1issi_on L::!.".!:' ------- --•--•--•-•-..- 1-:::--::----c:-:,-- -----:•:•--, --, =-------,------L-----•------ --•- Routing Number: 06/{}'f::J :3!5.'7 ------ . . I-:----:---:::--,--.,------------I---•-•------..--,------- .E£e !.!Jun:_ r: .Lff.5..C'ollml0pan9y-N-a-m-•e:-S"pe'e-d•em--lss-io-n-s ------ -------------- ••••--•••• - Address: 1015 Tyrone Road Suite -•--•--•----- ..--------- ------!:._ , , ,_, g£!20t=::;:::::;:.:.: /l I // 1/ 1'• _§ignatu'-'re"-: •--,-,'--1"---..rf""=, --:r..: t, Y. ',! ..: :D::_:a:':'te:'f-t7- /'>I Print Name{ )-'--: 1'--'R-I<Ic_ha_rd_P•_rl_on_ll_er_l •-----<1•Title:Pr:::::e;;;J"::';/f,; r;r-.=-:o;;-f-;0:;-w-ne_r _ --